Exhibit 10.4
Execution Version

AMENDMENT NO. 10
TO CREDIT AGREEMENT

This AMENDMENT NO. 10 TO CREDIT AGREEMENT (“Agreement”), dated as of July 13, 2021 (the “Amendment Effective Date”), is among Penn Virginia Holdings, LLC (as successor to Penn Virginia Holding Corp.), a Delaware limited liability company (the “Borrower”), the subsidiaries of Penn Virginia Corporation, a Virginia corporation (“Holdings”), party hereto (each a “Guarantor” and collectively, the “Guarantors”), certain Lenders (as defined below) party hereto, and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as issuing lender (in such capacity, the “Issuing Lender”).
RECITALS

A.    Holdings, the Borrower, the Administrative Agent, the Issuing Lender, and the financial institutions party thereto from time to time, as lenders (collectively, the “Lenders”) are parties to that certain Credit Agreement, dated as of September 12, 2016, as amended by (1) that certain Amendment No. 1 to Credit Agreement, dated as of March 13, 2017, (2) that certain Master Assignment, Agreement and Amendment No. 2 to Credit Agreement, dated as of June 27, 2017, (3) that certain Master Assignment, Agreement and Amendment No. 3 to Credit Agreement, dated as of September 29, 2017, (4) that certain Master Assignment, Agreement and Amendment No. 4 to Credit Agreement, dated as of March 1, 2018, (5) that certain Borrowing Base Increase Agreement and Amendment No. 5 to Credit Agreement, dated as of October 26, 2018, (6) that certain Master Assignment, Borrowing Base Increase Agreement, and Amendment No. 6 to Credit Agreement, dated as of May 7, 2019, (7) that certain Borrowing Base Redetermination Agreement and Amendment No. 7 to Credit Agreement, dated as of April 30, 2020, (8) that certain Agreement and Amendment No. 8 to Credit Agreement, dated as of July 8, 2020, and (9) that certain Master Assignment, Agreement and Amendment No. 9 to Credit Agreement, dated as of January 15, 2021 (as so amended, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by this Agreement and as otherwise amended or modified from time to time, the “Credit Agreement”).
B.    Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date, the parties hereto wish to make certain amendments to the Existing Credit Agreement in connection with the Specified Merger Agreement (as defined below) and the Specified Indenture (as defined below).
NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
Section 2.Other Definitional Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed
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to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only and neither limit nor amplify the provisions of this Agreement.
Section 3.Amendments to Credit Agreement. Effective as of the Amendment Effective Date, the Existing Credit Agreement is amended as follows:
(a)The definition of “Subsidiary” in Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by inserting the following at the end thereof:
Notwithstanding anything to the contrary set forth in this Credit Agreement or in any other Loan Document, “Subsidiary” shall not include the Excluded Escrow Subsidiary during the Excluded Escrow Period so long as the Excluded Escrow Subsidiary satisfies at all times the Excluded Escrow Conditions; provided, however, that the Excluded Escrow Subsidiary shall be a “Subsidiary” for purposes of Sections 5.13, 6.04(b)(iii) (in connection with any merger or consolidation of Excluded Escrow Subsidiary with or into Borrower), 6.08, and 6.13(b).
(b)Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order therein:
“Amendment No. 10 Effective Date” means July 13, 2021.
“Excluded Escrow Conditions” means, with respect to the Excluded Escrow Subsidiary, the Excluded Escrow Subsidiary:
(a)has no Indebtedness other than the Specified Senior Notes;
(b)except as permitted by Section 6.08 (Affiliate Transactions) and Section 6.04(b)(iii) (Merger or Consolidation; Asset Sales) of the Credit Agreement, is not party to any agreement, contract, arrangement or understanding with Holdings, the Borrower or any Subsidiary unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to Holdings, the Borrower or such Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of Holdings;
(c)is a Person with respect to which none of Holdings, the Borrower nor any of the Subsidiaries has any direct or indirect obligation (i) to subscribe for additional Equity

Interests or (ii) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results;
(d)has not guaranteed or otherwise directly or indirectly provided credit support for or otherwise become restricted pursuant to the terms of any Indebtedness of Holdings, the Borrower or any of the Subsidiaries;
(e)is an “Unrestricted Subsidiary” under and as defined in the Second Lien Credit Agreement;
(f)does not own or otherwise have any Property other than the proceeds of the Specified Senior Notes and any Property of de minimis value directly related thereto; and
(g)does not have any operations or activities other than its obligations with respect to the Specified Merger Agreement and the Specified Indenture and activities incidental thereto.
“Excluded Escrow Period” means the period from and including the Amendment No. 10 Effective Date to and including the date that (i) the proceeds of the Specified Senior Notes are released from escrow pursuant to the terms of the Specified Indenture and/or any documents executed in connection with the Specified Indenture and (ii) the Closing (as defined in the Specified Merger Agreement) occurs or the Specified Merger Agreement is terminated in accordance with its terms.
“Excluded Escrow Subsidiary” means a to-be-formed Delaware limited liability company and wholly-owned subsidiary of Borrower which shall be the initial issuer of the Specified Senior Notes, the proceeds of which shall be used concurrently with the Closing (as defined in the Specified Merger Agreement) to (i) repay in full the Second Lien Debt and (ii) consummate the Lonestar Transaction.
“Lonestar Transaction”    means the transactions contemplated by the Specified Merger Agreement.
“Specified Indenture” means an indenture to be dated after the Amendment No. 10 Effective Date and prior to Closing (as defined in the Specified Merger Agreement) between the Excluded Escrow Subsidiary and the trustee named therein, as amended, restated, amended and restated, supplemented, or otherwise modified in a manner that is not materially adverse to the Lenders, unless otherwise consented to in writing by the Administrative Agent.
“Specified Merger Agreement” means the Agreement and Plan of Merger, entered into on July 10, 2021, by and between Holdings and Lonestar Resources US Inc., a Delaware corporation, as in effect on the Amendment No. 10 Effective Date or as amended, restated, amended and restated, supplemented, or otherwise modified in a manner that is not materially adverse to the Lenders, unless otherwise consented to in writing by the Administrative Agent.
“Specified Senior Notes” means the unsecured Senior Notes due 2028 in an aggregate principal amount of up to $500,000,000 to be issued by the Excluded Escrow Subsidiary pursuant the Specified Indenture. For purposes of this Agreement and the other Loan Documents, any Indebtedness with respect to the Specified Senior Notes shall be deemed issued and incurred by the Borrower immediately upon the assumption of such Indebtedness by the Borrower or any other Loan Party (or immediately upon the Borrower or any other Loan Party otherwise becoming obligated with respect to such Indebtedness) pursuant to the Specified Merger Agreement or otherwise.
Section 4.Representations and Warranties. Each Loan Party hereby represents and warrants that:

(a)before and after giving effect to this Agreement, the representations and warranties contained in Article IV of the Existing Credit Agreement, as amended by this Agreement, and the representations and warranties contained in the Security Instruments, the Guaranty, and each of the other Loan Documents are true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) on and as of the date hereof, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) as of such earlier date;
(b)all conditions required under Section 5 of this Agreement have been met other than such conditions which have been waived by the Majority Lenders; provided that (1) for items which require the satisfaction of the Administrative Agent or Lenders, the Borrower may assume such satisfaction and (2) any Responsible Officer of the Borrower may assume that any signatures of any party other than a Loan Party have been received by the Administrative Agent and are genuine and authorized by all requisite actions;
(c)before and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing;
(d)the execution, delivery and performance of this Agreement by such Loan Party are within its corporate, partnership, or limited liability company power and authority, as applicable, and have been duly authorized by all necessary corporate, partnership, or limited liability company action, as applicable;
(e)this Agreement constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as limited by applicable Debtor Relief Laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity;
(f)there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement;
(g)the Collateral is unimpaired by this Agreement and the Loan Parties have granted to the Administrative Agent an Acceptable Security Interest in the Collateral covered by the Security Instruments and such Liens are not subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind;
(h)as of the Amendment Effective Date, no action, suit, investigation or other proceeding by or before any arbitrator or any Governmental Authority is threatened or pending and no preliminary or permanent injunction or order by a state or federal court has been entered in connection with this Agreement or any other Loan Document; and
(i)the Specified Merger Agreement delivered by Gibson, Dunn & Crutcher LLP, as counsel to the Borrower to Bracewell LLP, as counsel to the Administrative Agent on July 12, 2021 by electronic mail around 3:35 p.m. central is the true, accurate and complete executed copy thereof as in effect on the date hereof.

Section 5.Conditions to Amendment Effective Date. This Agreement shall become effective on the Amendment Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Agreement:
(a)This Agreement. The Administrative Agent shall have received this Agreement executed by duly authorized officers of the Borrower, Holdings, each Guarantor, the Administrative Agent, and the Lenders constituting the Majority Lenders.
(b)Fees and Expenses. The Borrower shall have paid all fees and expenses of the Administrative Agent’s outside legal counsel pursuant to all invoices presented for payment at least one (1) Business Day prior to the Amendment Effective Date (unless the Administrative Agent consents to the payment of such fees post-closing).
(c)Representations; No Default. Prior to and immediately after giving effect to this Agreement, (i) each of the representations and warranties set forth in Section 4 above shall be true and correct and (ii) no Default or Event of Default shall have occurred and be continuing.
Section 6.Acknowledgments and Agreements.
(a)Each Loan Party acknowledges that, on the date hereof, all outstanding Obligations are payable in accordance with their terms and each Loan Party waives any defense, offset, counterclaim or recoupment (other than a defense of payment or performance) with respect thereto.
(b)Holdings, the Borrower, each Guarantor, the Administrative Agent, the Issuing Lender, and each Lender party hereto does hereby adopt, ratify, and confirm the Existing Credit Agreement, as amended by this Agreement, and acknowledge and agree that the Existing Credit Agreement, as so amended, is and remains in full force and effect, and acknowledge and agree that their respective liabilities and obligations under the Existing Credit Agreement, as so amended, and the other Loan Documents are not impaired in any respect by this Agreement.
(c)Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.
(d)From and after the Amendment Effective Date, all references to the Existing Credit Agreement shall mean the Existing Credit Agreement, as amended by this Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.
(e)Holdings, the Borrower, and each Guarantor acknowledge and agree that nothing in this Agreement nor the Credit Agreement, as amended hereby, shall constitute or be construed as a consent to the assumption of the obligations under the Specified Senior Notes (as defined above) by any Loan Party or any other transaction or proposed transaction contemplated by the Specified Merger Agreement (as defined in the Credit Agreement) or the Specified Indenture (as defined in the Credit Agreement) that would not otherwise be permitted to be incurred, assumed, issued or effected by any Loan Party under the terms of the Credit Agreement.
Section 7.Reaffirmation of Security Instruments. Each Loan Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Instrument to which it is a party, and agrees that each such Security Instrument will continue in full force and effect to secure the Secured Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Instruments are valid, enforceable and subsisting and create a security interest to secure the Secured Obligations.
Section 8.Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.
Section 9.Counterparts. This Agreement may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 10.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 11.Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.
Section 12.Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.
Section 13.Entire Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
    THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.
BORROWER:

PENN VIRGINIA HOLDINGS, LLC

By: /s/ Russell T Kelley, Jr.
Name: Russell T Kelley, Jr.
Title: Senior Vice President, Chief Financial Officer and Treasurer

HOLDINGS:

PENN VIRGINIA CORPORATION

By: /s/ Russell T Kelley, Jr.
Name: Russell T Kelley, Jr.
Title: Senior Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

PENN VIRGINIA OIL & GAS, LLC
PENN VIRGINIA OIL & GAS GP LLC
PENN VIRGINIA OIL & GAS LP LLC
PENN VIRGINIA MC, LLC
PENN VIRGINIA MC ENERGY L.L.C.
PENN VIRGINIA MC GATHERING COMPANY L.L.C.
PENN VIRGINIA MC OPERATING COMPANY L.L.C.
PENN VIRGINIA RESOURCE HOLDINGS, LLC
PV ENERGY HOLDINGS GP, LLC
PV ENERGY HOLDINGS, L.P.

Each By: /s/ Russell T Kelley, Jr.
Name: Russell T Kelley, Jr.
Title: Senior Vice President, Chief Financial Officer and
Treasurer

Signature Page to
Amendment No. 10

PENN VIRGINIA OIL & GAS, L.P.

By: Penn Virginia Oil & Gas GP LLC, its general partner

By: /s/ Russell T Kelley Jr.
Name: Russell T Kelley, Jr.
Title: Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to
Amendment No. 10

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, and a Lender

By: /s/ Tim Green
Name: Tim Green
Title: Director
Signature Page to
Amendment No. 10

LENDER:
CITIBANK, N.A., as a Lender

By:
Name:
Title:
Signature Page to
Amendment No. 10

ROYAL BANK OF CANADA, as a Lender

By: /s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

Signature Page to
Amendment No. 10

LENDER:
TRUIST BANK, as successor by merger to SUNTRUST BANK, as a Lender

By: /s/ Greg Krablin
Name: Greg Krablin
Title: Director

Signature Page to
Amendment No. 10

LENDER:
CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Cameron Breitenbach
Name: Cameron Breitenbach
Title: Director

Signature Page to
Amendment No. 10

LENDER:
TRUIST BANK, formerly known as BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Greg Krablin
Name: Greg Krablin
Title: Director

Signature Page to
Amendment No. 10

LENDER:
BANK OF AMERICA, N.A., as a Lender

By: /s/ Kimberly Miller
Name: Kimberly Miller
Title: Director
Signature Page to
Amendment No. 10

LENDER:
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory
By: /s/ Scott W. Danvers
Name: Scott W. Danvers
Title: Authorized Signatory
Signature Page to
Amendment No. 10

LENDER:
COMERICA BANK, as a Lender

By: /s/ Robert Kret
Name: Robert Kret
Title: Vice President
Signature Page to
Amendment No. 10

LENDER:
EAST WEST BANK, as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 10

LENDER:
CHAMBERS ENERGY CAPITAL IV, LP, as a Lender
By: CEC Fund IV GP, LLC, its general partner

By: /s/ R. Kyle Kettler
Name: R. Kyle Kettler
Title: Partner

Signature Page to
Amendment No. 10

LENDER:
SOCIÉTÉ GÉNÉRALE, as a Lender

By:
Name:
Title:

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Amendment No. 10

LENDER:
WEST TEXAS NATIONAL BANK, as a Lender

By: /s/ Mark D. McKinney
Name: Mark D. McKinney
Title: Executive Vice President
West Texas National Bank

Signature Page to
Amendment No. 10

LENDER:
MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By: /s/ Marisa Moss
Name: Marisa B. Moss
Title: Vice President

Signature Page to
Amendment No. 10

LENDER:
OAKTREE OPPORTUNITIES FUND XB HOLDINGS (DELAWARE) LP, as a Lender

By:
Name:
Title:

Signature Page to
Amendment No. 10